IMPAIRMENT OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2018
IMPAIRMENT OF LONG-TERM ASSETS [Abstract]
IMPAIRMENT OF NON-CURRENT ASSETS

9.	IMPAIRMENT OF NON-CURRENT ASSETS

Vessels

The following table presents the market values and carrying values of nine of our vessels that we have determined to have market values that are less than their carrying values as of December 31, 2018. However, based on the estimated future undiscounted cash flows of these vessels, which are significantly greater than the respective carrying values, no impairment was recognized.

(in thousands of $)

Vessel	2018 Market value (1)	2018 Carrying value	Deficit
Golar Arctic	76,750	134,400	57,650
Golar Seal	178,750	179,000	250
Golar Bear	182,000	183,900	1,900
Golar Frost	182,000	187,700	5,700
Golar Viking	78,250	112,300	34,050
Golar Glacier	182,500	183,500	1,000
Golar Snow	184,500	191,800	7,300
Golar Ice	184,000	192,000	8,000
Golar Kelvin	183,500	185,600	2,100

(1) Market values are determined using reference to average broker values provided by independent brokers. Broker values are considered an estimate of the market value for the purpose of determining whether an impairment trigger exists. Broker values are commonly used and accepted by our lenders in relation to determining compliance with relevant covenants in applicable credit facilities for the purpose of assessing security quality.

Since vessel values can be volatile, our estimates of market value may not be indicative of either the current or future prices we could obtain if we sold any of the vessels. In addition, the determination of estimated market values may involve considerable judgment, given the illiquidity of the second-hand markets for these types of vessels.

Long-lived assets

The following table presents the impairment charge recognized in relation to equipment included in "Other non-current assets", acquired due to uncertainty of the future usage of this equipment:

(in thousands of $)	2018	2017	2016
Impairment charge	—	—	1,706

Investment in affiliates

In November 2018, Golar Partners announced a distribution cut which failed to translate into an improved share price. Given the failure of the share price to recover and the sustained period of the suppressed share price, we believe that the difference between the carrying value and the fair value of our equity accounted investment is no longer temporary. On December 31, 2018, we recorded an impairment charge of $149.4 million.

The fair value of our investment in Golar Partners is categorized within level 2 of the fair value hierarchy. The methodology applied to arrive at the fair value was to apply a Monte Carlo Simulation model to estimate the total equity value of Golar Partners which determines the total distribution payment to all unitholders including Common, GP units and IDRs. The key inputs into the model are the valuation date share price, long term volatility curve and dividend yield of Golar Partners.